SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2004

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 16, 2004, Idaho Power Company (Company) and the Idaho Public Utilities Commission (IPUC) staff (Staff) entered into two separate Settlement Agreements.  The Company and Staff are hereinafter collectively referred to as the Parties.

In Settlement No. 1, the Parties indicated that it was their intent that this settlement allow the Company to continue its compliance with the normalization provisions of the Internal Revenue Code of 1986, as amended, and associated Treasury Regulations, which will allow the Company to continue to receive the benefits of accelerated depreciation.  In its 2003 general rate filing, the Company filed its test year income tax expense based on its current statutory income tax rates.  Staff advocated use of a historic five-year average to calculate income tax expense.  In Order No. 29505 (Rate Order), the IPUC adopted the Staff's position and ordered the Company to use Staff's historic five-year average income tax rates to calculate its test year income tax expense rather than the statutory rates.  This reduced the Company's test year revenue requirement attributable to income tax expense by $11,504,677.  The Company filed a Petition for Reconsideration and, in Order No. 29547, the IPUC agreed to reconsider that portion of the Rate Order relating to the determination of the Company's income tax expense for revenue requirement purposes.

In Settlement No. 1, the Parties agreed that the Rate Order should be modified to utilize the Company's statutory income tax rates to compute test year income tax expense.  Applying the statutory rates results in a federal income tax rate of 35% and a state income tax rate of 6.3%.  On a normalized basis, this change would increase the Company's Idaho jurisdictional test year revenue requirement by $11,504,677.  During the period June 1, 2004 through May 31, 2005, the Company will compute and record monthly in a regulatory asset account (with interest) an amount equal to the additional revenue the Company would have received through its rates if its income tax expense for revenue requirement purposes had been determined using statutory income tax rates rather than the historic five-year average income tax rates.  The Company will collect this deferred amount during the period June 1, 2005 through May 31, 2006 through the Power Cost Adjustment (PCA).  In addition, $11,504,677 will be included in the Company's base rates for ongoing recovery effective June 1, 2005.

In Settlement No. 2, the Parties agreed to resolve issues related to the 2003 Valmy outage, a PCA expense matter relating to the expense adjustment rate for growth, and regulatory accounting issues related to an accounting method change in 2002.  In Order No. 29506, dated May 25, 2004 (PCA Order), the IPUC authorized the Company to implement PCA rates for the 2004-2005 PCA year.  The rates included the cost of replacement power attributable to an unplanned outage in the summer of 2003 at one of the two units of the North Valmy Steam Electric Generating Plant.  However, the IPUC directed the Staff and the Company to examine the cost of the replacement power and advise the IPUC whether an adjustment should be made to next year's PCA.  The IPUC also directed the Staff and the Company to initiate a separate proceeding to address the expense adjustment rate for growth (EARG) component of the PCA.  The regulatory accounting issues relate to the Company's non-recurring income tax deduction recorded in 2002, which was created by a tax accounting method change for capitalized overhead costs.

In Settlement No. 2 the Company agreed to provide a $19.3 million revenue credit to Company customers in the PCA commencing with the 2005-2006 PCA.  The revenue credit will be a separate monthly line item from June 2004 through May 2006 in the PCA true-up calculation and will include interest from June 1, 2004.  The Parties also agreed that the EARG would continue at its existing value until the Company's next general rate case filing.

The Parties filed these Settlement Agreements with the IPUC on August 16, 2004 and have requested that the IPUC issue an order that (1) these motions be processed under modified procedures on an expedited basis, (2) vacating the current dates for prefiling direct and rebuttal testimony on reconsideration but reserving the current hearing date of September 10, 2004 for a possible hearing, and (3) accept the Settlement Agreements in full settlement of the issues identified in the Motions.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power, recovery of other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation and regulatory proceedings resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity, fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; technological developments that could affect the operation and prospects of our subsidiaries or their competitors; legal and administrative proceedings, whether civil or criminal, and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2003, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2004

IDACORP, Inc.

By:/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer